UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2013

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

SPAR Group, Inc. (the "Corporation"), is filing this Current Report on Form 8-K (this "Report") to note the change in its principal independent accountants for 2013, including the change in audit responsibility for all of its applicable foreign subsidiaries.

The Corporation has used Rehmann Robson ("Rehmann") as its principal independent accountants in the United States, Canada and certain foreign countries since 2004, and the Corporation has recently used Gossler, Sociedad Civil, Member Crowe Horwath International ("CHG-MX") to audit its Mexican subsidiary, SPAR TODOPROMO, SAPI, de CV ("Todopromo"), and BDO South Africa Inc. ("BDO-SA") to audit its South African subsidiary, SGRP Meridian (Pty), Ltd. ("Meridian").

The Audit Committee (the "Audit Committee") of the Board of Directors of the Corporation (the "Board") and the management of the Corporation ("Management") have been engaged in a competitive process to review and select its principal independent accountants for 2013 and invited nine prominent independent accounting firms, including Rehmann and BDO USA, LLP ("BDO"), a Delaware limited liability partnership and affiliate of BDO-SA, to participate and submit proposals to serve as the Corporation's principal independent accountants for 2013 and to potentially assume audit responsibility for all of its applicable foreign subsidiaries.

The Audit Committee and Management asked for and received proposals from those firms. After an extensive review of all nine proposals, it was determined the BDO was the best fit to support our expanding domestic and international operations to efficiently guide us through increasingly complex accounting rules, government regulations and tax complications as they become ever more burdensome.

During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date hereof, there have been (i) no adverse opinions, disclaimers of opinion or qualifications as to uncertainty, audit scope or accounting principles contained in any report by Rehmann, CHG-MX or BDO-SA on the Corporation's consolidated financial statements, (ii) no unresolved "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K) between Rehmann, CHG-MX or BDO-SA and the Corporation on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (iii) no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

As filed with the Securities and Exchange Commission (the "SEC") on April 19, 2013, the Corporation's Proxy Statement (the "2013 Proxy Statement") for its 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting") noted that (a) the Audit Committee would confirm or choose the Corporation's principal independent accounting firm for 2013 at the end of such review process, (b) since that process was unfinished and Rehmann has been the Corporation's principal independent accountants for a number of years, the Corporation was asking its stockholders for their advisory vote ratifying the tentative selection of Rehmann as the Corporation's principal independent accountants for 2013 (which advisory ratification was received), and (c) if at the end of such review process Rehmann was not chosen to continue as the Corporation's principal independent accountants, then Rehmann would not conduct the Corporation's 2013 audit, whether or not the stockholders ratified the tentative choice of Rehmann pursuant to the advisory proposal.

As a result of that search, on the recommendation of Management and the approval by the Audit Committee and Board, on October 14, 2013, the Corporation selected and engaged BDO as the Corporation's principal independent accountants for 2013 (which replaces Rehmann as its principal independent accountants for 2013, commencing with the review of the financial statements for the Corporation's third quarter). Additionally, CHG-MX will be replaced by BDO or its Mexican affiliate and Meridian will continue to use BDO-SA as their respective local independent accountants. However, the Corporation will not be receiving a separate audit report from any local foreign independent accountant, and thus the Corporation's Annual Report on Form 10-K will contain only the report of BDO (which will cover all of the Corporation's applicable domestic and foreign subsidiaries).

The Corporation provided each of Rehmann, GSC-MX and BDO-SA with a copy of the statements being made in this Report. The Corporation requested that each of Rehmann, GSC-MX and BDO-SA furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. Each responded that it had no disagreement with such statements, and copies of their response letters are attached hereto as Exhibits 16.1, 16.2 and 16.3.

Forward Looking Statements

Statements contained in this Report and the attached exhibits include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including (without limitation) any statements relating to anticipated, expected, intended, planned, prospective or desired customers, acquisitions, growth or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, profits, prospects, sales, strategies, taxation, valuation or other achievement, results, risks or condition. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words. You should carefully consider all such information and the other risks and cautions noted in the Company's Annual, Quarterly and Current Reports and other filings under applicable Securities Laws (including this Report, each a "SEC Report", each of which is available on the Company's website at http://investors.sparinc.com) that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, risk factors or other cautionary statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believe that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described below (See Item 1A – Risk Factors) and any other cautionary statements contained or incorporated by reference in this Report or in our latest Annual Report and subsequent SEC Reports. All forward-looking and other statements attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other cautionary statements.

You should not place undue reliance on the Company's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements are based on the information currently available to it and speak only as of the referenced date(s) or, in the case of forward-looking statements incorporated by reference, as of the date of the SEC Report that includes such statement. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other cautionary statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:
	16.1.	Letter from Rehmann Robson dated October 14, 2013, as attached hereto.
	16.2.	Letter from Gossler, Sociedad Civil dated October 14, 2013, as attached hereto.
	16.3.	Letter from BDO South Africa Inc. dated October 11, 2013, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: October 14, 2013
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Rehmann Robson dated October 14, 2013, as attached hereto.

16.2	Letter from Gossler, Sociedad Civil dated October 14, 2013, as attached hereto.

16.3	Letter from BDO South Africa Inc. dated October 11, 2013, as attached hereto